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                                                                    EXHIBIT 10.4

                       DIRECTOR AGREEMENT (GENERIC FORM)




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                               DIRECTOR AGREEMENT

         The undersigned, being a current member of the Board of Directors of First Bank & Trust, a Tennessee Banking Corporation, does hereby acknowledge the receipt of the sum of $5,000.00 and for and in consideration thereof does hereby agree as follows: (1) to stand for election as a Director of First Bank & Trust at the 1998 annual First Bank & Trust Shareholder's meeting, and (2) if elected, to serve as a Director of First Bank & Trust between the 1998 annual shareholder's meeting and the 1999 annual shareholder's meeting for such meeting fees as may be from time to time established and to carry out all duties and responsibilities of a Director during said term to the best of my ability.

         THIS the __________day of__________________, 1998.




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